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                                                                    Exhibit 10.7


                                Playtex Products, Inc.




                                                       June 1, 1998



J.W. Childs Equity Partners, L.P.
One Federal Street
Boston, MA  02110

Dear John:

     I am writing on behalf of Playtex Products, Inc. (the "Company") to confirm our recent discussions concerning the secondary offering of common stock of the Company being made by J.W. Childs Equity Partners, L.P. (the "Fund") and certain other selling stockholders (together, the "Selling Stockholders") pursuant to a Registration Statement on Form S-3, No. 333-50099, which was declared effective by the Securities and Exchange Commission (the "SEC") on May 19, 1998 (as amended to the date hereof, the "Registration Statement").

     This letter, when countersigned by you, will amend and supersede our letter agreement of April 9, 1998. Contemporaneously with the execution of this letter, (i) the Fund, Richard C. Blum & Associates, Inc. and RCBA Playtex, L.P. (the "Purchaser") are entering into a Stock Purchase Agreement in the form of Exhibit A hereto (the "Purchase Agreement"), (ii) the Company and the Selling Stockholders and certain other stockholders of the Company are entering into a First Amended and Restated Registration Rights Agreement in the form of Exhibit B hereto, and (iii) the Company and the Purchaser are entering into a Stockholders Agreement, in the form of Exhibit C hereto.

     Promptly after the execution of this letter and the other agreements referred to in the preceding paragraph, the Company will undertake to file with the SEC a post-effective amendment to the Registration Statement to reflect the change in the plan of distribution and other necessary and appropriate changes occasioned by the execution of the Purchase Agreement and the other agreements referred to in the preceding paragraph and the transactions contemplated thereby, as well as to reflect any changes necessitated by the passage of time since the effective date of the Registration Statement.

     In all respects that may be relevant to (i) the preparation and filing of any amendment or amendments to the Registration Statement pursuant hereto, (ii) the disposition of shares of the Company's common stock by the Selling Stockholders pursuant to the Purchase Agreement, and (iii) the conduct of the parties in connection with this letter, the parties hereto shall be governed by the procedures set forth in the certain Registration Rights Agreement between the Company and the Fund dated as of January 28, 1998 (the "Registration Rights Agreement").

     The parties obligations hereunder and in connection with the transactions hereby are conditioned on their compliance with all applicable securities laws. The parties obligations hereunder shall terminate if the closing under the Purchase Agreement shall not have occurred on or before July 31, 1998.

     Notwithstanding anything to the contrary contained in the Registration Rights Agreement, the parties hereto agree that all fees and expenses of counsel for the Selling Stockholders in connection with this letter, the Purchase Agreement, the First Amended and Restated Registration Rights Agreement and the sale of the Company's common stock by the Selling Stockholders to the Purchaser shall be the sole responsibility of the Selling Stockholders. In addition, at the Closing

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(as defined in the Purchase Agreement) J.W. Childs Associates, LP shall pay the
Company $300,000 as reimbursement of expenses incurred by the Company associated with the preparation and filing of the Registration Statement.

     If you are in agreement with the foregoing, please so indicate by countersigning a copy of this letter below and returning a fully signed copy to me. This letter may be signed in one or more counterparts, each of which when executed shall be deemed an original and all of which when taken together shall constitute one agreement.


     THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.

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                                        Sincerely,

                                        PLAYTEX PRODUCTS, INC.


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


ACCEPTED and AGREED:

J.W. CHILDS EQUITY PARTNERS, L.P.,
on behalf of itself and all Childs Holders

     By: J.W. CHILDS ADVISORS, L.P., its
general partner

     By: J.W. Childs Associates, L.P., its
general partner

By: J.W. Childs Associates, Inc.

                                        By:
                                           ------------------------------
                                        Name:
                                        Title: